EXHIBIT 99.2

STR. I.                                                              WACHOVIA
Sen/Sub, Y                                                          SECURITIES
Fixed Subs                                                            [LOGO]
Tranched with Short Floater

                                             ASSUMPTIONS                                COLLATERAL
---------------------------      --------------------------------------       BALANCE                    WAC     WAM
Settlement      27-Feb-2003      Prepay      4-23 CPR in 12 mos - Fixed       ----------------------------------------
1st Pay Date    25-Mar-2003                  28 CPR - Arm
---------------------------      Losses                                       Grp 1-Fixed  $323,184,259  8.93     246
10% CALL                                                                      Grp 2-Arm    $194,729,698  8.30     355


------------------------------------------------------------------------------------------------------------------------------------
TRANCHE                                    PRINCIPAL  AVG                    BEY    PRICE                 ACCRUED  NETNET   DATED
NAME    RATING   BALANCE      COUPON        WINDOW    LIFE  DUR     BENCH    YIELD     %        $@1BP      INT(M)   (MM)     DATE
------------------------------------------------------------------------------------------------------------------------------------
AF1     AAA    148,000,000    1.500    03/03 - 04/05  1.00  0.98 LIBOR_1MO   1.522  100.0000  14,536.09         -  148.00  27-Feb-03
AF2     AAA     59,000,000    3.339    04/05 - 08/07  3.02  2.82      3.00   3.283  100.0000  16,674.30    142.28   59.14  01-Feb-03
AF3     AAA     14,000,000    4.321    08/07 - 09/08  5.01  4.42      5.00   4.295  100.0000   6,205.09     43.69   14.04  01-Feb-03
AF4     AAA     16,758,000    5.118    09/08 - 06/10  6.35  5.29      6.35   5.109  100.0000   8,901.00     61.94   16.82  01-Feb-03
AV      AAA    194,700,000    1.740    03/03 - 12/10  2.93  2.77 LIBOR_1MO   1.770  100.0000  53,960.81         -  194.70  27-Feb-03
M-1     AA      33,664,000    5.186    06/06 - 12/10  5.25  4.43      5.25   5.164  100.0000  14,977.46    126.09   33.79  01-Feb-03
M-2     A       28,485,000    5.871    04/06 - 12/10  5.21  4.31      5.21   5.853  100.0000  12,318.88    120.78   28.61  01-Feb-03
B       BBB     23,306,000    7.205    03/06 - 12/10  5.19  4.12      5.19   7.198  100.0000   9,646.66    121.28   23.43  01-Feb-03
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
-----------
PREPAYMENTS (VOLUNTARY)
Fixed 100% PPC: 4-23 CPR in 12 months
Arm 100% PPC: 28 CPR

INDICES
1 Mo Libor  Forward
6 Mo Libor  Forward
SWAP CURVE
Mat   3MO   6MO   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   10YR   30YR
Yld 1.350 1.350  1.475  2.005 2.583 3.033 3.395 3.679 3.912 4.105 4.405  5.211

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice

Str.I                           CONDFIDENTIAL

STR. III.                                                            WACHOVIA
Sen/Sub, Y                                                          SECURITIES
Fixed Subs-NAS Bond                                                   [LOGO]
Tranched with Short Floater, PT behind

                                             ASSUMPTIONS                                COLLATERAL
---------------------------      --------------------------------------       BALANCE                    WAC     WAM
Settlement      27-Feb-2003      Prepay      4-23 CPR in 12 mos - Fixed       --------------------------------------
1st Pay Date    25-Mar-2003                  28 CPR - Arm
---------------------------      Losses                                       Grp 1-Fixed  $323,184,259  8.93     246
10% CALL                                                                      Grp 2-Arm    $194,729,698  8.30     355


------------------------------------------------------------------------------------------------------------------------------------
TRANCHE                                 PRINCIPAL       AVG                    BEY    PRICE             ACCRUED  NETNET      DATED
NAME     RATING   BALANCE     COUPON      WINDOW       LIFE  DUR    BENCH     YIELD     %       $@1BP   INT(M)    (MM)       DATE
------------------------------------------------------------------------------------------------------------------------------------
AF1      AAA    148,000,000    1.500    03/03 - 04/05  1.00  0.98 LIBOR_1MO   1.522  100.0000 14,538.65       -  148.00  27-Feb-03
AF2      AAA     89,758,000    4.074    04/05 - 06/10  3.95  3.55      4.00   4.032  100.0000 31,916.16  264.10   90.02  01-Feb-03
AV       AAA    194,700,000    1.740    03/03 - 12/10  2.93  2.77 LIBOR_1MO   1.770  100.0000 53,968.96       -  194.70  27-Feb-03
M-1      AA      33,664,000    5.186    06/06 - 12/10  5.25  4.43      5.25   5.164  100.0000 14,977.46  126.09   33.79  01-Feb-03
M-2      A       28,485,000    5.871    04/06 - 12/10  5.21  4.31      5.21   5.853  100.0000 12,318.88  120.78   28.61  01-Feb-03
B        BBB     23,306,000    7.205    03/06 - 12/10  5.19  4.12      5.19   7.198  100.0000  9,646.66  121.28   23.43  01-Feb-03

ASSUMPTIONS
-----------
PREPAYMENTS (VOLUNTARY)
Fixed 100% PPC: 4-23 CPR in 12 months
Arm 100% PPC: 28 CPR

INDICES
1 Mo Libor  Forward
6 Mo Libor  Forward
SWAP CURVE
Mat   3MO   6MO   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   10YR   30YR
Yld 1.350 1.350  1.475  2.005 2.583 3.033 3.395 3.679 3.912 4.105 4.405  5.211

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice

Str.III                         CONDFIDENTIAL

AF-2
SIZE         59,000,000                               100% SPEED
-----------------------------------        -----------------------------------
Settlement              27-Feb-2003     Prepay        4-23 CPR in 12 mos - Fixed
1st Pay Date            25-Mar-2003                   28 CPR - Arm
-----------------------------------

10% CALL

AF-2

----------------------------------------------------------------------------------------------------------------
                            50% PPC        75% PPC       100% PPC       125% PPC       150% PPC      200% PPC
   PRICE                      Yield          Yield          Yield          Yield          Yield         Yield
    100                        3.32          3.303          3.283          3.256          3.234         3.187
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
WAL for Princ Pmts             5.94           4.12           3.02           2.21           1.82          1.31
Mod Durn                       5.29           3.78           2.82           2.10           1.74          1.27
Principal Window Begin        Apr07          Dec05          Apr05          Nov04          Jul04         Feb04
Principal Window End          Sep11          Feb09          Aug07          Nov05          May05         Oct04
Principal # Months               54             39             29             13             11             9
Payment Window        Apr07 - Sep11  Dec05 - Feb09  Apr05 - Aug07  Nov04 - Nov05  Jul04 - May05 Feb04 - Oct04
----------------------------------------------------------------------------------------------------------------

AF-2 (3.95 YR) (TO CALL OR TO MATURITY)
SIZE                    89,758,000                  100% SPEED
-----------------------------------        -----------------------------------
Settlement             27-Feb-2003        Prepay    4-23 CPR in 12 mos - Fixed
1st Pay Date           25-Mar-2003                  28 CPR - Arm
-----------------------------------

AF-2 (3.95 YR) (TO CALL OR TO MATURITY)

----------------------------------------------------------------------------------------------------------------
                            50% PPC       75% PPC       100% PPC       125% PPC       150% PPC      200% PPC
   PRICE                      Yield         Yield          Yield          Yield          Yield         Yield
    100                       4.066          4.05          4.032          4.007          3.970         3.918
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
WAL for Princ Pmts             7.54          5.29           3.95           2.91           2.08          1.50
Mod Durn                       6.28          4.62           3.55           2.67           1.95          1.42
Principal Window Begin        Apr07         Dec05          Apr05          Nov04          Jul04         Feb04
Principal Window End          Sep15         Aug12          Jun10          Jan09          Jan06         Mar05
Principal # Months              102            81             63             51             19            14
Payment Window        Apr07 - Sep15 Dec05 - Aug12  Apr05 - Jun10  Nov04 - Jan09  Jul04 - Jan06 Feb04 - Mar05
----------------------------------------------------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice

Price_Yield                           CONDFIDENTIAL